UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2013

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Spring Street
Bluffton, IN	46,714
(Address of principal executive offices)	(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
The Board of Directors of Franklin Electric Co., Inc., an Indiana corporation (the “Registrant”) approved a two-for-one stock split on February 22, 2013. The stock split will be effected in the form of a 100% stock distribution of one additional share of the Registrant's common stock ($.10 par value per share) for each issued share of common stock held of record on March 4, 2013. The additional shares will be distributed on or about March 18, 2013.
The information contained in the Registrant's press release dated February 22, 2013 with respect to the two-for-one stock split is included in Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit
Number                            Description

99.1	Franklin Electric, Co., Inc., Announces Two-for-One Stock Split, February 22, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN ELETRIC CO., INC. (Registrant)
Date: February 22, 2013	By: /s/ JOHN J. HAINES Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Exhibit

99.1	Franklin Electric, Co., Inc., Announces Two-for-One Stock Split, February 22, 2013.